Summary Prospectus Supplement

December 22, 2015

Morgan Stanley Institutional Fund Trust

Supplement dated December 22, 2015 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated February 3, 2015

Core Plus Fixed Income Portfolio
(the "Portfolio")

The total expense ratio caps of Class I, Class A and Class L shares of the Portfolio have been decreased, effective January 4, 2016. Accordingly, effective January 4, 2016, the Summary Prospectus is hereby amended as follows:

The Portfolio's Annual Portfolio Operating Expenses table under the section of the Summary Prospectus entitled "Fees and Expenses—Annual Portfolio Operating Expenses" is hereby deleted in its entirety and replaced with the following:

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L
Advisory Fee	0.375%	0.375%	0.375%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.50%
Other Expenses	0.43%	0.48%	2.22%
Total Annual Portfolio Operating Expenses*	0.81%	1.11%	3.10%
Fee Waiver and/or Expense Reimbursement*	0.39%	0.34%	2.08%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.42%	0.77%	1.02%

The Example information under the section of the Summary Prospectus entitled "Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$43	$135	$235	$530
Class A	$500	$661	$835	$1,339
Class L	$104	$325	$563	$1,248

The second footnote following the Portfolio's Example information under the section of the Summary Prospectus entitled "Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.42% for Class I, 0.77% for Class A and 1.02% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Please retain this supplement for future reference.

  IFTCOREPLSFXDSPT-1215